                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1997 included in Aureal Semiconductor Inc.'s Form 10-K for the year ended December 29, 1996 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

San Jose, California
September 12, 1997